Blue Horizon BNE ETF
Schedule of Investments
January 31, 2021 (Unaudited)
Shares	Security Description	Value
	COMMON STOCKS - 98.6%
	Basic Materials - 18.8%
119	Air Products and Chemicals, Inc.	$31,744
392	Albemarle Corporation	63,763
476	Anglo American Platinum, Ltd.	47,996
1,568	Daqo New Energy Corporation - ADR (a)	138,078
2,268	Freeport-McMoRan, Inc. (a)	61,032
7,000	Ganfeng Lithium Company, Ltd. - H-Shares	98,674
15,638	Glencore plc (a)	52,912
4,536	Lithium Americas Corporation (a)	89,404
4,179	Livent Corporation (a)	76,141
19,628	Lynas Rare Earths, Ltd. (a)	71,985
1,400	Nippon Carbon Company, Ltd.	54,358
141,447	Pilbara Minerals, Ltd. (a)	100,928
742	Southern Copper Corporation	49,276
770	Umicore SA	43,752
21,525	Western Areas, Ltd.	38,645
		1,018,688
	Communications - 2.8%
126	Alibaba Group Holding, Ltd. - ADR (a)	31,982
287	Baidu, Inc. - ADR (a)	67,451
1,057	Uber Technologies, Inc. (a)	53,833
		153,266
	Consumer, Cyclical - 11.9%
73,500	BAIC Motor Corporation, Ltd. - H-Shares	25,973
3,500	BYD Company, Ltd. - H-Shares	107,160
693	Daimler AG	48,933
15,000	Geely Automobile Holdings, Ltd.	54,844
3,409	Giant Manufacturing Company, Ltd.	33,174
5,600	Hino Motors, Ltd.	48,193
1,862	NIO, Inc. - ADR (a)	106,134
70	Tesla, Inc. (a)	55,547
1,778	Velodyne Lidar, Inc. (a)	38,600
196	Volkswagen AG	41,552
31,260	Yadea Group Holdings, Ltd.	81,437
		641,547
	Energy - 33.1% (b)
1,197	Atlantica Sustainable Infrastructure plc	49,496
2,135	Ballard Power Systems, Inc. (a)	72,953
1,092	Canadian Solar, Inc. (a)	59,787
2,091	Cosan SA	28,919
462	Enphase Energy, Inc. (a)	84,246
462	First Solar, Inc. (a)	45,807
12,474	FuelCell Energy, Inc. (a)	258,960
1,554	JinkoSolar Holding Company, Ltd. - ADR (a)	96,333
602	Landis+Gyr Group AG (a)	44,527
14,420	NEL ASA (a)	51,860
658	Neste Oyj	46,589
588	NextEra Energy Partners LP	47,922
2,709	Nordex SE (a)	77,409
2,730	Plug Power, Inc. (a)	172,454
1,057	Renewable Energy Group, Inc. (a)	94,707
1,323	Siemens Gamesa Renewable Energy SA	54,472
161	SolarEdge Technologies, Inc. (a)	46,421
1,491	Sunnova Energy International, Inc. (a)	65,380
3,164	SunPower Corporation (a)	170,888
630	Sunrun, Inc. (a)	43,640
1,155	TPI Composites, Inc. (a)	69,196
231	Vestas Wind Systems AS	50,336
28,000	Xinyi Solar Holdings, Ltd.	61,389
		1,793,691

		Financial - 0.9%
833		Hannon Armstrong Sustainable Infrastructure Capital, Inc.	49,272
		Industrial - 17.4%
1,386		ABB, Ltd.	41,038
476		Advanced Energy Industries, Inc. (a)	48,828
490		Alfen Beheer BV (a)	48,041
2,261		Bloom Energy Corporation - Class A (a)	78,931
5,502		Delta Electronics, Inc.	55,506
5,754		Hexagon Composites ASA	41,845
595		Itron, Inc. (a)	51,182
225		Nidec Corporation	29,765
7,532		Quantafuel ASA (a)	59,707
154		Rockwell Automation, Inc.	38,274
287		Schneider Electric SE	42,173
287		Siemens AG	44,610
784		SMA Solar Technology AG	57,340
217		Stanley Black & Decker, Inc.	37,647
3,500		Techtronic Industries Company, Ltd.	52,722
203		Universal Display Corporation	46,856
2,690		WEG SA	41,288
4,200		W-Scope Corporation	40,518
40,600		Xinjiang Goldwind Science & Technology Company, Ltd. - H-Shares	84,720
			940,991
		Technology - 3.1%
296		Apple, Inc.	39,060
560		Cree, Inc. (a)	56,605
693		Intel Corporation	38,469
63		NVIDIA Corporation	32,734
			166,868
		Utilities - 10.6%
735		Avangrid, Inc.	34,008
1,176		Brookfield Renewable Partners LP	53,273
504		Consolidated Edison, Inc.	35,673
448		Duke Energy Corporation	42,112
2,989		E.ON SE	31,702
3,906		Enel SpA	38,870
2,541		Engie SA	39,576
413		Eversource Energy	36,138
2,807		Iberdrola SA	38,143
2,051		Innergex Renewable Energy, Inc.	47,075
10,318		Meridian Energy, Ltd.	53,169
511		NextEra Energy, Inc.	41,325
252		Orsted AS	48,037
511		Xcel Energy, Inc.	32,699
			571,800
		TOTAL COMMON STOCKS (Cost $5,084,434)	5,336,123

		SHORT-TERM INVESTMENTS - 1.4%
77,249		First American Government Obligations Fund - Class X, 0.04% (c)	77,249
		TOTAL SHORT-TERM INVESTMENTS (Cost $77,249)	77,249
		TOTAL INVESTMENTS - 100.0% (Cost $5,161,683)	5,413,372
		Liabilities in Excess of Other Assets - (0.0)% (d)	(1,873)
		NET ASSETS - 100.0%	$5,411,499

		Percentages are stated as a percent of net assets.
	ADR	American Depositary Receipt.
	(a)	Non-income producing security.
	(b)	To the extent that the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.
	(c)	Rate shown is the annualized seven-day yield as of January 31, 2021.
	(d)	Represents less than 0.05% of net assets.

Summary of Fair Value Disclosure at January 31, 2021 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  Accounting principles generally accepted in the United States of America (“U.S. GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of January 31, 2021:
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$5,336,123	$-	$-	$5,336,123
Short-Term Investments	77,249	-	-	77,249
Total Investments in Securities	$5,413,372	$-	$-	$5,413,372
^See Schedule of Investments for breakout of investments by sector classification.
For the period ended January 31, 2021, the Fund did not recognize any transfers to or from Level 3.